Principal Funds, Inc.
Supplement dated April 2, 2024
to the Prospectus and Statement of Additional Information
dated March 1, 2024
(as previously supplemented)

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus for the Money Market Fund.

SUMMARY FOR MONEY MARKET FUND

In the Principal Risks section, add the following alphabetically:
Discretionary Liquidity Fee Risk. The Fund may charge a liquidity fee of up to 2% of the value of shares redeemed if the Fund’s Board of Directors (or PGI, in accordance with Board-approved guidelines) determines that doing so is in the best interests of the Fund. Accordingly, your redemptions from the Fund may be subject to a liquidity fee when you sell your shares at certain times.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the column of the Investment Strategy and Risks Table for Money Market, add the row below alphabetically:

INVESTMENT STRATEGIES AND RISKS	MONEY MARKET
Discretionary Liquidity Fee	X
Under the Investment Strategy and Risks Table, add the following alphabetically:
Discretionary Liquidity Fee
A Fund may charge a liquidity fee of up to 2% of the value of shares redeemed if the Fund’s Board of Directors (or PGI, in accordance with Board-approved guidelines) determines that doing so is in the best interests of the Fund. Accordingly, your redemptions from the Fund may be subject to a liquidity fee when you sell your shares at certain times.

REDEMPTION OF FUND SHARES

Delete the Money Market Fund section in its entirety and replace with the following:
Liquidity Fees on Redemptions. As a retail money market fund, the Money Market Fund has adopted policies and procedures regarding the imposition of liquidity fees on redemptions. The imposition of liquidity fees also affects checkwriting and exchanges from the Money Market Fund.
Imposition. If the Money Market Fund’s Board (or PGI, in accordance with Board-approved guidelines) determines that a liquidity fee is in the best interests of the Fund, the Fund must institute a liquidity fee (not to exceed 2% of the value of the shares redeemed). This discretionary liquidity fee will be applied to all Fund shares for which redemption requests are submitted. If Fund shares are held through a financial intermediary, the Fund may rely on that intermediary to assess the Fund's discretionary liquidity fees on underlying shareholder accounts.

Duration. A discretionary liquidity fee will commence if the Board (or PGI, in accordance with Board-approved guidelines) determines to impose it (as early as the same day the Board or PGI makes the determination) and will remain in place until the Board (or PGI, in accordance with Board-approved guidelines) determines that imposing the discretionary liquidity fee is no longer in the best interests of the Money Market Fund.
Investor Communications. The Money Market Fund will communicate the imposition or lifting of a liquidity fee in various ways, including:
•filing a prospectus supplement, and
•posting information on its website.
Through June 10, 2024, the Money Market Fund will also communicate the imposition or lifting of a liquidity fee by filing Form N-CR with the U.S. Securities and Exchange Commission. After that date, the Fund will be required to make such disclosures on a delayed basis in its Form N-MFP, which it must file no later than the fifth business day of each month (for information as of the previous month).
Use of Fee Proceeds
The liquidity fees imposed by the Money Market Fund will be used to offset the costs of liquidity incurred by the Fund for redeeming shareholders and to protect the Fund’s NAV.
Tax Consequences to the Money Market Fund and Investors of the Fund’s Receipt of Liquidity Fees
It is currently anticipated that shareholders of money market funds that impose a liquidity fee may generally treat the fee on the redemption as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). The fund anticipates using 100% of a liquidity fee to help repair a market-based net asset value per share that was below $1.00.
Liquidity fees are expected to be non-taxable to the Fund. A money market fund that uses amortized cost to maintain a stable share price of $1.00 may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares), if the imposition of liquidity fees causes the fund’s market-based net asset value to reach $1.0050. To the extent that the fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the funds. Any distribution in excess of the fund’s earnings and profits is treated as a return of capital, which would reduce your cost basis in the fund shares.
Liquidation. If the Government Money Market Fund or Money Market Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or if the Government Money Market Fund’s or Money Market Fund’s price per share, rounded to the nearest one percent, has deviated from $1.00 or the Board determines that such deviation is likely to occur, the Board can irrevocably approve the liquidation of the Government Money Market Fund or Money Market Fund.

EXCHANGE OF FUND SHARES

In the Classes A, C, and J Shares section, under Exchanges from Money Market Fund, add the following at the end:
An exchange from the Money Market Fund will be subject to a discretionary liquidity fee to the extent that a liquidity fee is in place at the time of the exchange.

The changes described below are being made to the Statement of Additional Information for the Money Market Fund.

PURCHASE AND REDEMPTION OF SHARES
In the Money Market Fund - Investor Transaction Considerations Regarding Liquidity Fees* section, delete the second bullet point and replace with the following:
•If a liquidity fee is in place and a shareholder submits both a purchase order and a redemption order for shares of the Money Market Fund on the same day, the liquidity fee will be assessed on the shareholder’s gross redemption amount and will not be assessed on the shareholder’s net redemption amount.

GOVERNMENT MONEY MARKET AND MONEY MARKET FUNDS MATERIAL EVENTS
In this section, delete the three paragraphs and replace with the following three paragraphs:
Imposition of Liquidity Fees
During the last ten years, there has not been any occasion on which the Money Market Fund has instituted a liquidity fee.
Form N-CR
If applicable, the Fund was required to disclose (through June 10, 2024) additional information about this liquidity fee event (or these events, as appropriate) on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Financial Support Provided to the Government Money Market Fund or Money Market Fund
During the last ten years, there has not been any occasion on which the Government Money Market Fund or Money Market Fund has: (i) been provided financial support from an affiliated person, promoter, or principal underwriter of the Fund, or an affiliated person of such a person, and/or (ii) participated in one or more mergers with another investment company.
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